UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 29, 2006
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza
Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)
(631) 342-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Unaudited Results of Operations and Financial Condition.
     On June 29, 2006, CA, Inc. (“CA” or the “Company”) issued a press release announcing its preliminary unaudited results for the fiscal quarter and fiscal year ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     As announced in the press release, the Company is furnishing business and preliminary unaudited financial information for the fiscal year ended March 31, 2006, attached as Exhibit 99.2 and incorporated herein by reference. The Company announced that it is delaying the filing of its Annual Report on Form 10-K beyond its extended due date of June 29, 2006 as a result of two matters which have arisen during the completion of its annual audit.
     Based upon a preliminary internal review of the Company’s prior policies and procedures with respect to the granting of stock options from fiscal year 1997 to the present related to its stock option plans in effect during this period, including a review of its underlying option grants, the Company believes that in fiscal years prior to fiscal year 2002, the Company did not communicate stock option grants to individual employees in a timely manner. In fiscal years 1997 through 2001, the Company experienced delays of up to approximately two years from the date that employee stock option grants were approved by the Compensation and Human Resource Committee of the Company’s Board of Directors (the “Committee”), to the date such stock options were communicated to individual employees. These delays could result in the need to recognize additional non-cash stock-based compensation expense over the vesting periods related to such grants. The Company has not yet completed its analysis of the amount to be recognized or any income tax effects, but estimates the pre-tax amounts relating to fiscal year 2005 and 2006 to be less than $20 million per year and the amounts relating to fiscal years 2002 through 2004 to be in the range of $40 million to $100 million per year on a pre-tax basis. The impact for periods prior to fiscal year 2002 relating to stock option grants beginning in fiscal year 1997 is expected to be in excess of $200 million on a pre-tax basis. The Company believes that this revision will not affect revenue or cash provided by operating activities. The Company has not undertaken a review of stock option grants prior to fiscal 1997. The Company’s internal review is ongoing and not complete as of the date of this Current Report on Form 8-K, and accordingly the information in Exhibit 99.2 is subject to change, which could be material, as the review proceeds.
     In addition, based upon a continuing review of certain software license contract renewals in prior fiscal periods, the Company estimates that it has understated subscription revenue recorded in years prior to fiscal year 2006, in an aggregate amount of approximately $40 million. These adjustments will result in corresponding reductions to subscription revenue in future periods through approximately 2011. This continuing review of our software license contracts and the possible adjustments to our subscription revenue will represent a further adjustment to the amounts previously restated in October 2005.
     As a result of these items, the Company believes it is likely (although it has not yet concluded) that it will need to restate its previously reported results for periods presented herein to include the impact of additional stock based compensation expense and to reflect additional subscription revenue as described above. The results presented below should therefore be considered preliminary and may be subject to additional adjustments which could be material.
     Importantly, the Company believes that neither of these two accounting matters affects its existing contracts with customers and does not affect cash flow from operations or the reported amounts of assets and liabilities with the exception that income taxes payable may be affected with respect to the stock option matter.
     The Company is obligated under the Deferred Prosecution Agreement it entered into with the U.S. Attorney’s Office for the Eastern District of New York and the Final Consent Judgment entered into with the Securities and Exchange Commission to comply with the rules of the Securities and Exchange Commission, including those related to the filing of periodic reports. In light of the internal control issues relating to sales commissions, income tax provisions, its internal control environment and other factors, the Company expects that the term of the Independent Examiner may be extended beyond September 30, 2006. The Company has not received any formal notification. While this Current Report is not a substitute for the required filing of our Annual Report on Form 10-K (the “Form 10-K”), which is due today, the Company is unable to file the Form 10-K until it has completed the pending review described above.
     THE UNAUDITED FINANCIAL INFORMATION IN EXHIBITS 99.1 AND 99.2, INCLUDING INFORMATION ABOUT REVENUE, DEFERRED SUBSCRIPTION VALUE, TOTAL EXPENSES, NET INCOME, EARNINGS PER SHARE AND STOCKHOLDERS’ EQUITY, AS WELL AS COMPARISONS OF THESE AMOUNTS AND RELATED TRENDS BETWEEN PERIODS, ARE SUBJECT TO CHANGE WHEN THE COMPANY HAS COMPLETED THE REVIEW DESCRIBED ABOVE. THESE CHANGES ARE LIKELY TO AFFECT THE UNAUDITED FINANCIAL INFORMATION INCLUDED IN EXHIBITS 99.1 AND 99.2 AND SOME OF THESE EFFECTS MAY BE MATERIAL. CONSEQUENTLY, SUBJECT TO COMPLETION OF THE REVIEW DESCRIBED ABOVE AND THE YEAR-END AUDIT PROCESS, THE COMPANY MAY CONCLUDE THAT ITS PREVIOUSLY FILED FINANCIAL STATEMENTS AND RELATED FINANCIAL INFORMATION FOR THE PERIODS PRESENTED HEREIN, INCLUDING ANY SUCH INFORMATION INCLUDED IN EXHIBITS 99.1 AND 99.2, SHOULD NOT BE RELIED UPON. THE INFORMATION INCLUDED IN EXHIBITS 99.1 AND 99.2 DOES NOT REFLECT ANY OF THE DEVELOPMENTS RELATING TO THE OPTION GRANTS OR THE REVENUE RECOGNITION ISSUES RELATING TO CONTRACT RENEWALS.
     BECAUSE OF THE PENDING REVIEW, THE COMPANY IS NOT IN A POSITION TO TIMELY FILE ITS FORM 10-K WITH THE SEC. NEVERTHELESS, THE COMPANY BELIEVES IT SHOULD PROVIDE INVESTORS WITH INFORMATION THAT IS CURRENTLY AVAILABLE AND HAS FURNISHED EXHIBIT 99.2 FOR THIS PURPOSE. WHILE EXHIBIT 99.2 INCLUDES INFORMATION OF THE KIND CALLED FOR BY FORM 10-K, EXHIBIT 99.2 DOES NOT COMPLY WITH THE REQUIREMENTS OF THAT FORM OR RELATED SEC RULES BECAUSE IT OMITS CERTAIN REQUIRED INFORMATION AND THE INFORMATION IT DOES CONTAIN IS UNAUDITED AND SUBJECT TO CHANGE AS NOTED ABOVE. AMONG OTHER THINGS, THE COMPANY’S INDEPENDENT AUDITORS HAVE NOT EXPRESSED ANY OPINION OR ANY OTHER FORM OF ASSURANCE ON THE INFORMATION IN EXHIBIT 99.2, AND EXHIBIT 99.2 CONTAINS NO AUDIT REPORT ON THE FINANCIAL STATEMENTS FOR FISCAL YEARS 2006, 2005 AND 2004 OR AUDIT REPORT ON MANAGEMENT'S ASSESSMENT AND OPINION ON THE EFFECTIVENESS OF THE COMPANY'S INTERNAL CONTROL OVER FINANCIAL REPORTING. IN ADDITION, EXHIBIT 99.2 DOES NOT CONTAIN THE CERTIFICATIONS OF THE

CHIEF EXECUTIVE OFFICER OR THE CHIEF FINANCIAL OFFICER REQUIRED TO BE INCLUDED BY THE SARBANES-OXLEY ACT OF 2002 IN REPORTS ON FORM 10-K. MOREOVER, EXHIBIT 99.2 CONTAINS THE UNAUDITED FINANCIAL INFORMATION THAT IS LIKELY TO CHANGE AS REVIEW AND AUDIT PROCESS ARE COMPLETED. IN PARTICULAR, INFORMATION ABOUT REVENUE, TOTAL EXPENSES, EARNINGS PER SHARE AND STOCKHOLDERS’ EQUITY, AS WELL AS PERIOD-TO-PERIOD COMPARISONS OF THOSE AMOUNTS AND RELATED TRENDS, FOR ALL PERIODS ARE LIKELY TO BE AFFECTED BY THE REVIEW OF THE OPTIONS GRANTING PRACTICES AND THE CONTRACT RENEWALS, AND THE POTENTIAL RESTATEMENTS, DESCRIBED IN THIS CURRENT REPORT. EXHIBIT 99.2 IS NOT A SUBSTITUTE FOR THE DISCLOSURE REQUIRED IN THE FORM 10-K.
     THE COMPANY WILL ATTEMPT TO FILE ITS FORM 10-K AS SOON AS IT HAS SUFFICIENT CERTAINTY AS TO THE IMPACT OF THESE MATTERS ON ITS FINANCIAL STATEMENTS. IN ADDITION, WHILE THE COMPANY BELIEVES THAT THE UNAUDITED FINANCIAL INFORMATION INCLUDED IN EXHIBIT 99.2 HAS BEEN PREPARED IN ACCORDANCE WITH THE ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES (GAAP) EXCEPT FOR THE UNCERTAINTIES FOR THE ABOVE NOTED ITEMS, THE COMPANY CAN GIVE NO ASSURANCES THAT ALL ADJUSTMENTS ARE FINAL AND THAT ALL ADJUSTMENTS NECESSARY TO PRESENT ITS FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED. THE COMPLETION OF THE COMPANY’S YEAR-END CLOSING PROCEDURES AND THE ANNUAL AUDIT COULD RESULT IN ADJUSTMENTS TO THE AMOUNTS REPORTED IN THE FINANCIAL INFORMATION IN EXHIBITS 99.1 AND 99.2. THEREFORE, ALL RESULTS REPORTED IN THESE EXHIBITS SHOULD BE CONSIDERED PRELIMINARY UNTIL THE COMPANY FILES ITS ANNUAL REPORT ON FORM 10-K FOR THE 2006 FISCAL YEAR
Stock Options
     Given the stock option issues facing public companies, particularly in the technology sector, the Company commenced an internal review with an outside consultant into its historical stock option practices from fiscal year 1997 to the present under its stock option plans in effect during this period. Among other things, the Company is reviewing its underlying option grant documentation and procedures. The Company’s internal review has not been completed at this date.
     Prior to fiscal year 2002, the Committee generally approved grants to executives and other employees receiving options, the terms of which were generally set on the date that the Committee acted, including the exercise price, vesting schedule and term. However, in a number of cases, these approvals involved pools of options that were not allocated to specific individuals at the time of such approvals. It also appears that communication of these grants to individual employees was not made until some time after the Committee acted, including in some cases up to two years after such Committee action. In almost all cases, this earlier date had an exercise price that was lower than the market price of the Company’s common stock on the date the award was formally communicated to employees. These grants were made primarily to non-executive employees and this grant practice was changed after fiscal year 2001. The current practice is that a grant is communicated promptly after it is approved by the Committee.
     The Company treated the date of the action by the Committee as the accounting measurement date for determining stock-based compensation expense. However, the Company has determined that the proper accounting measurement date for stock option awards that were not communicated timely to an employee, even for periods before 2002, should have been the date the grant was communicated to an employee, not the date the Committee approved the grant.
     The Company’s internal review is ongoing and therefore its preliminary estimate of stock-based compensation could change. Once the Company’s internal review is completed, it will conclude in what periods the stock-based compensation charges should be recorded. Based on the current estimate of the stock-based compensation charge, the Company believes that a restatement of prior period financial information may be required and the Company may conclude that it will report a material weakness in its financial controls relating to this matter. As stated above, the Company has not concluded its review of this matter and further adjustments may be necessary.
     In conjunction with this review, the Company is also evaluating whether any previously deducted compensation related to exercised stock options may be non-deductible under Section 162(m) of the Internal Revenue Code. In that event, the Company may be required to pay additional taxes and interest associated with previous compensation deductions in connection with such exercised stock options and it may lose additional deductions in future periods. The Company currently estimates that the amount of any lost tax deductions claimed on previously filed income tax returns will not be material to its consolidated results of operations or financial position, although the Company has not finalized its assessment of this matter.
Revenue Recognition
     As discussed in its Annual Report on Form 10-K/A for the fiscal year ended March 31, 2005, the Company recognizes revenue ratably on a monthly basis over the term of the subscription license agreement. When a contract is renewed prior to the expiration of the existing license term, the Company recognizes all future revenue for the arrangement ratably over the new license term. The Company has determined that for a relatively few contracts where there have been multiple early renewals of arrangements being recognized on a ratable basis, that it has been systematically understating revenue over the remaining terms of the earlier arrangements and overstating revenue over the renewal term. The Company corrected this treatment for renewals entered into in fiscal year 2006, and had believed that the impact on prior years was not significant. However, during its final revenue recognition review for fiscal year 2006, the Company began to quantify the impact associated with this accounting treatment for prior year renewals. The Company estimates that these prior year accounting errors resulted in the understatement of revenue for fiscal years 2005 and 2004 in the aggregate amount of approximately $40 million. These adjustments will result in corresponding reductions to subscription revenue in future periods through approximately 2011. The Company believes that the correction of this error will likely require a restatement and the Company may conclude that it will report a material weakness in its financial controls relating to this matter. As stated above, the Company has not concluded its review of this matter as of the date of this Current Report on Form 8-K and further adjustments may be necessary.

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     As previously reported on its Current Report on Form 8-K filed on June 13, 2006, the Company suspended its ability to sell shares of its common stock to its employees under its Savings Harvest Plan (the “Plan”), from 4:00 p.m. (ET) on Wednesday, June 14, 2006 through 5:30 p.m. (ET) on Thursday, June 29, 2006 (the “Suspension Period”). The Company is now extending the Suspension Period through 5:30 p.m. (ET) on Friday, July 28, 2006 (the “Extended Suspension Period”). During the Extended Suspension Period, directors and executive officers of the Company will not be permitted to purchase or sell any shares of Company stock (unless, as required by law, certain conditions are met). These restrictions are required by Section 306 of the Sarbanes-Oxley Act of 2002. On June 29, 2006, the Company gave notice of the Extended Suspension Period to its directors and executive officers, a copy of which is filed as Exhibit 99.2 hereto.
     The Company previously imposed the Suspension Period because it deferred filing the Form 10-K for the fiscal year ended March 31, 2006, which would otherwise have been due on June 14, 2006, for up to 15 calendar days to June 29, 2006, as permitted by Rule 12b-25 of the Securities Exchange Act of 1934. The Company is imposing the Extended Suspension Period because it will not file the Form 10-K by June 29, 2006. As a result, the Company will not use its existing registration statement under the Securities Act of 1933 to offer and sell Plan interests or the Company’s common stock to employees until it has filed the Form 10-K with the Securities and Exchange Commission.
Item 7.01. Regulation FD Disclosure.
     On June 29, 2006, the Company issued a press release announcing that the Board of Directors authorized a $2 billion common stock repurchase plan for fiscal year 2007. The repurchase plan will replace the program announced in March 2006 which called for regular repurchases in the open market of up to $600 million in common stock during the 2007 fiscal year. The new plan will not be implemented until the Company files the Form 10-K. A copy of the press release is attached as Exhibit 99.4 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated June 29, 2006, relating to CA’s financial results.
Exhibit 99.2	Business and preliminary unaudited financial information.
Exhibit 99.3	Notice to Directors and Executive Officers of CA, Inc.
Exhibit 99.4	Press release dated June 29, 2006, announcing common stock repurchase plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: June 29, 2006	By:	/s/ Kenneth V. Handal
Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary